Exhibit 99.1

Signal Genetics Sets Date for Special Meeting of Stockholders

CARLSBAD, California (January 9, 2017) – Signal Genetics, Inc. (NASDAQ: SGNL) announced today it has set a date for a special meeting of its stockholders to vote on matters related to the proposed merger with Miragen Therapeutics, Inc. and the sale of Signal’s MyPRS intellectual property assets.

The special meeting will be held at 9:00 a.m., local time, on February 10, 2017 at 12255 El Camino Real, Suite 300, San Diego, California 92130. Signal’s stockholders of record as of the close of business on January 9, 2017 are entitled to receive notice of, and to vote at, the special meeting.

The merger has been unanimously approved by the boards of directors of both companies, and a majority of Miragen stockholders have agreed to vote in favor of the transaction. The proposed merger is expected to close in the first quarter of 2017 (subject to the approval of the stockholders of each company and other customary conditions).

Safe Harbor Statements

Additional Information about the Proposed Merger between Signal Genetics, Inc. and Miragen Therapeutics, Inc. and Where to Find It

In connection with the proposed merger and the sale of Signal’s MyPRS intellectual property assets, Signal has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), including a proxy statement/prospectus/information statement, but the registration statement has not yet become effective. Investors and security holders of Signal and Miragen are urged to read these materials because they contain important information about Signal, Miragen, the proposed merger and the sale of Signal’s MyPRS intellectual property assets. The proxy statement/prospectus/information statement and other documents filed by Signal with the SEC may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signal by directing a written request to: Signal Genetics, Inc., 5740 Fleet Street, Carlsbad, CA 92008, Attention: Investor Relations. Investors and security holders of Signal and Miragen are urged to read the proxy statement/prospectus/information statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger and the sale of Signal’s MyPRS intellectual property assets.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Signal and its directors and executive officers and Miragen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Signal in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Signal is also included in Signal’s Annual Report on Form 10-K for the year ended December 31, 2015 and the proxy statement for Signal’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Signal at the address described above.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the conduct of our special meeting of stockholders; statements regarding the structure, timing and completion of Signal’s proposed merger with Miragen and the sale of Signal’s MyPRS intellectual property assets; and the expectations regarding voting by Signal and Miragen stockholders. Signal and/or Miragen may not actually achieve the proposed merger, or otherwise carry out the intentions or meet the expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Signal’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed merger through the process being conducted by Signal and Miragen, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, and Signal’s ability to complete the sale of its MyPRS intellectual property assets. Risks and uncertainties facing Signal are described more fully in Signal’s periodic reports and the Form S-4 registration statement filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Signal undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:

Tamara A. Seymour

Chief Financial Officer

Tel: 760-537-4108

tseymour@signalgenetics.com